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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 31, 2001 (May 24, 2001)



                            MARSH SUPERMARKETS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Indiana                       000-01532               35-0918179
-----------------------------    ------------------------    -------------------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


        9800 Crosspoint Boulevard
          Indianapolis, Indiana                                46256-3350
------------------------------------------                ---------------
 (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (317) 594-2100




                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

         See attached press release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARSH SUPERMARKETS, INC.



Date: May 31, 2001                          By: /s/ Douglas W. Dougherty
                                                --------------------------------
                                            Name:  Douglas W. Dougherty
                                            Title: Senior Vice President, Chief
                                                   Financial Officer & Treasurer



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                                  EXHIBIT INDEX

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
        NO.                    EXHIBIT
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
        99         Press release dated May 24, 2001.